Exhibit 32.1


                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Cal Bay International, Inc. (the Company) on Form 10-QSB, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Roger E. Pawson, Chief Executive Officer (or equivalent thereof) and Chief Financial Officer (or equivalent thereof) of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes- Oxley Act of 2002, that, to the best of my knowledge and belief:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                               /s/ Roger E. Pawson
                              -------------------------
                              Roger E. Pawson
                              Chief Executive Officer (or equivalent thereof) December 26, 2006